Exhibit 10.23

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT made this 31st day of May, 2007 (the “First Amendment”), is made by and among II-VI INCORPORATED, a Pennsylvania corporation (the “Borrower”), each of the Guarantors party hereto, the Banks (as defined in the Credit Agreement described below), and PNC BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) for the Banks.

WHEREAS, the Borrower, the Guarantors, the Banks, and the Agent are parties to a Credit Agreement dated as of October 23, 2006 (the “Credit Agreement”); and

WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and intending to be legally bound hereby, the Borrower, the Guarantors, the Agent and the Required Banks agree as follows:

1. Definitions. Except as set forth herein, capitalized terms used herein but not defined or amended herein shall have the meanings set forth in the Credit Agreement.

2. Amendments to Definitions. The definition of “Rate Protection Term Loan” is amended to delete the number “300,000,000” and to insert in lieu thereof the phrase “400,000,000 (subject to increase to up to Yen 600,000,000 as may be agreed by PNC Bank, National Association and II-VI Japan Incorporated).”

3. Amendment to Section 8.2.1(vii) Section 8.2.1(vii) of the Credit Agreement is amended to delete the number “300,000,000” and to insert in lieu thereof the number “600,000,000.”

4. Amendment to Section 8.2.3 Section 8.2.3 of the Credit Agreement is amended to add the following phrase at the end of such Section: “and the guaranty by the Borrower of the obligations of II-VI Japan Incorporated to PNC Bank, National Association, including amounts owed under the Rate Protection Agreement (Japan).”

5. Representations and Warranties. The Loan Parties, jointly and severally, hereby represent and warrant to the Agent and each of the Banks as follows:

(a) all representations, warranties and covenants made by the Loan Parties to the Agent and the Banks that are contained in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof;

(b) to the Loan Parties’ knowledge, no event or condition has occurred or exists which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents; and

(c) the execution and delivery of this First Amendment and the consummation of the transactions contemplated hereby and by any other documents executed by the Loan Parties required to be delivered to the Agent and the Banks in connection with this First Amendment have been duly and validly authorized by each Loan Party and all such documents together constitute the legal, valid and binding agreement of each Loan Party, enforceable against each Loan Party in accordance with their respective terms, except to the extent that enforceability of any of such documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or general equitable principles.

6. Effectiveness. This First Amendment and the amendment to the Credit Agreement effected hereby shall become effective upon the delivery to the Agent of:

(a) a copy of this First Amendment, executed by each Loan Party, the Agent and the Required Banks; and

(b) payment by the Borrower of all accrued fees and expenses (including the fees and expenses of Kirkpatrick & Lockhart Preston Gates Ellis LLP) of the Agent in connection with this First Amendment.

7. Counterparts. This First Amendment may be executed in one or more counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the other party shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

8. Waivers. This First Amendment shall not, except as expressly set forth above, serve to waive, supplement or amend the Credit Agreement, which Credit Agreement shall remain in full force and effect as amended hereby.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date and year first above written.

BORROWER:

WITNESS:	II-VI INCORPORATED

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Title:	Chief Financial Officer and Treasurer

GUARANTORS:

WITNESS:	II-VI DELAWARE, INC.

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Title:	Treasurer

WITNESS:	VLOC INCORPORATED

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Title:	Treasurer

WITNESS:	EXOTIC ELECTRO-OPTICS, INC.

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Title:	Treasurer

WITNESS:	II-VI WIDE BAND GAP, INC.

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Title:	Treasurer

WITNESS:	MARLOW INDUSTRIES, INC.,

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Name:	Craig A. Creaturo
	Title:	Treasurer

WITNESS:	MARLOW INDUSTRIES ASIA, INC.

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Name:	Craig A. Creaturo
	Title:	Treasurer

PNC BANK, NATIONAL ASSOCIATION, as a Bank and as Agent

By:	/s/ Tony Brown
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Eric Del Viscio
Title:	Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Bank

By:	/s/ Brian D. Beitz
Title:	Vice President

NATIONAL CITY BANK, as a Bank

By:	/s/ Cristina S. Feden
Title:	AVP